                                              NORTHEAST INVESTORS TRUST
                                                 50 Congress Street
                                             Boston, Massachusetts 02109
                                                   (800) 225-6704
                                                   (617) 523-3588

                                            SHARES OF BENEFICIAL INTEREST
                                                       PROSPECTUS


                                                  December 15, 1998


         The primary objective of the Trust is the production of income. Capital appreciation is a secondary objective of the Trust, the achievement of which must be compatible with the primary objective.

         The Trust  may,  from time to time,  use the  investment  technique  of
leverage.   Such  speculative   activity  may  involve  greater  risks  and  the
possibility of greater costs. See page _8.

         The Trust's investment in lower rated debt securities involves greater risk, including default risks, than investments in lower yielding, higher rated securities. See page 7.

         This Prospectus sets forth certain information about the Trust that a prospective investor should know before making an investment in the Trust. A Statement of Additional Information, dated December 15, 1998, has been filed by the Trust with the Securities and Exchange Commission and is incorporated in this Prospectus by reference. The Statement is available free of charge upon written request to the Trust at the above address. Shareholders are advised to retain this Prospectus for future reference.

                              Offered at Net Asset Value without "Sales Charge"
                                         or Commissions Payable to Anyone.

                                                  TABLE OF CONTENTS



                                                                     Page

Fee Table...........................................................    3
Bank Loans. ........................................................    4
Financial Highlights................................................    5
The Trust...........................................................    6
Sales Without "Sales Charge". ......................................    6
Investment Objectives and Policies..................................    6
Management of the Trust.............................................    9
Expenses and Administration.........................................    9
How to Purchase Trust Shares........................................    9
Investment Plans....................................................   10
Redemption of Shares................................................   10
Dividends, Distributions & Federal Taxes............................   12
Capitalization and Shareholders' Rights.............................   12
Appendix - Portfolio Composition....................................   13


THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES AUTHORITIES NOR HAS THE COMMISSION OR ANY STATE SECURITIES AUTHORITY PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.





                                                      FEE TABLE

Shareholders Transaction Expenses

                  Sales Load Imposed
                    on Purchase                                        None
                  Deferred Sales Load
                    Imposed on Redemptions                             None
                  Sales Load Imposed on
                    Dividend Reinvestment                              None
                  Exchange Fees                                        None
                  Redemption Fee                                       None

Annual Operating Expenses (as a percentage of average net assets)

                  12b-1 Expense  . . . ................ ......        None
                  Trustees' Compensation......................        .50%
                  Other Expenses........................   ...        .11%
                                                                      ----
                  Total Operating Expenses....................        .61%
                                                                      ====

EXAMPLE

                          1 year        3 years        5 years         10 years
                          ------        -------        -------         --------

You would pay the following
 expenses on a $1,000
 investment, assuming a 5%
 annual return ..........   $6             $19             $33           $74

         The purpose of the table is to assist in understanding the various costs and expenses that an investor in the Trust will bear. The percentage expense levels shown in the table above are based on actual expenses incurred in the fiscal year ended September 30, 1998; actual expenses in future years may vary from the amounts shown.



                                                     BANK LOANS


                                                                     Average
              Average          Number of            Average
            Amount of           Amount of       Registrant's          Amount of
                 Debt                Debt             Shares               Debt
           outstanding         outstanding       outstanding          per share
           at end of          during the        during the          during the
             year                year*             year*               year
Year Ended
September 30,

1989.......23,433,000         24,344,769          34,534,012          .71
1990.......36,856,000         24,645,015          32,102,975          .77
1991.......49,077,000         35,925,779          31,667,858         1.13
1992.......51,990,000         42,752,526          39,896,979         1.07
1993...... 75,321,000         50,497,798          47,027,522         1.07
1994...... 54,363,000         41,432,102          58,822,259          .77
1995....    3,552,000         32,973,723          65,574,945          .50
1996.....           0          8,331,405          88,985,931          .09
1997.....           0            600,818         141,712,845          .03
1998       90,826,838         36,630,591         193,834,661          .16



* Monthly method (sum of amounts outstanding at beginning of year and at the end of each month during the year divided by 13).



                                                FINANCIAL HIGHLIGHTS


          The information included in the following table has been audited by PricewaterhouseCoopers LLP, Independent Auditors, for the years ended September 30, 1993 through September 30, 1998, and by other Auditors for the years ended September 30, 1989 through September 30, 1992. The report of PricewaterhouseCoopers LLP, on the financial statements and financial highlights for the year ended September 30, 1998 is included in the Statement of Additional Information.




             Year Ended September 30,
Per Share Data
                         1998      1997     1996   1995    1994     1993    1992~    1991~     1990~      1989~

Net Asset Value:
Beginning of Period
                        $11.79  10.90  $10.33     $10.02   $9.94    $9.50   $8.83   $8.81    $11.18     $12.16
                        ------  ------  ------     -----    -----   -----    -----  ------   ------      -----
From Investment
Operations:
Net investment income
                         1.01    .98      .98        .98    .98      1.04    1.15    1.32     1.45        1.50
Net realized and
unrealized gain (loss)
  on investment         (1.42)   .91      .58        .29    .09       .42     .67     .04    (2.39)       (.94)
Total from investment
 operations             (.41)   1.89     1.56       1.27   1.07      1.46    1.82    1.36    (.94)         .56
Less
Distributions:
Net investment income   (.96)  (1.00)    (.99)     (.96)   (.99)    (1.02)  (1.15)  (1.34)   (1.43)      (1.54)
Net Asset Value:
End of Period          $10.42  $11.79  $10.90    $10.33  $10.02     $9.94   $9.50   $8.83    8.81       $11.18
Total Return
                       (4.13)%  18.16%  15.98%    13.44%  10.96%    16.25%  21.85%  17.63%  (8.87)        4.87%
Ratios & Supplemental
DataNet assets
 end of period
(in millions)        $2,046.7  $2,074.2 $1,200.5 $797.6   $582.1   $475.0  $452.8  $310.7     $277.1      $385.4
Ratio of operating
 expenses to average
 net assets             .61%     .64%     .66%     .67%    .70%     .73%    .79%     .88%       .78%      .72%


Ratio of interest
expense
to average net assets   .09%     .01%     .03%     .35%    .36%     .48%    .65%    1.01%      .69%       .61%
Ratio of net
investment
income to average
net assets            8.73%     8.65%    9.41%    9.77%   9.37%   10.53%   12.36%   5.38%     14.35%    12.68%
Portfolio
 turnover rate       63.80%    33.44%   32.01%   40.58%  73.36%   75.72%   59.41%  33.77%     21.23%    33.61%


Further information about the performance of the Trust is contained in its most recent Annual Report to Shareholders, a copy of which will be made available upon request without charge.

                                                      THE TRUST

         Northeast Investors Trust, herein called the Trust, is a diversified open-end management investment company organized March 1, 1950 by an Agreement and Declaration of Trust executed under the laws of the Commonwealth of Massachusetts.

                                            SALES WITHOUT "SALES CHARGE"

         The Trustees wish to offer investors an opportunity to share in the benefits of a mutual fund without requiring that they pay a sales commission or distribution expense, generally known as a "sales charge", "load charge" or "12b-1 expenses". The purchase of shares of numerous other mutual funds requires the investor to pay a substantial amount for a selling commission and related expenses in excess of the amount received by the fund. It is the current policy of the Trustees that shares of the Trust be sold at net asset value, the Trust receiving the full amount paid by the investor.

         Brokers or dealers may accept purchase and sell orders for shares of the Trust and may impose a transaction charge for this service. Any investor may, however, purchase shares without such additional charge by acquiring them directly from the Trust.

                                         INVESTMENT OBJECTIVES AND POLICIES

         The purpose of the Trust is to provide investors with a vehicle for investment under the management of the Trustees. Through this Trust, the Trustees will seek to provide a managed, diversified investment program, the primary objective of which shall be the production of income. Capital appreciation is also an objective of the Trust, but its achievement must be compatible with the primary objective. Under the Declaration of Trust, a change in this investment objective would require the affirmative vote of two-thirds of the outstanding shares of the Trust. The Trust will make limited use of the leverage principle. See "Leverage" below.

         It is the intention of the Trustees to invest primarily in marketable securities of established companies which the Trustees believe provide reasonable income and which, where consistent with this objective, may have potentialities for capital appreciation. This would include bonds, preferred stocks, dividend paying common stocks, securities convertible into common stocks and securities with warrants attached. The proportion of the Trust's assets invested in each type of security will vary from time to time depending on market and economic conditions, and the Trustees may, when in their opinion capital appreciation is not compatible with the production of income, emphasize fixed income investments for protracted periods of time if they deem it advisable, even to the extent that the total holdings of the Trust may consist of bonds or other debt securities, preferred stocks and cash. Since 1970 the Trust has taken such a position and more than 80% of its assets have been held in bonds or other debt securities, preferred stocks and cash, although in the most recent fiscal years the Trust's holdings of common stocks have been greater than in prior fiscal years. As of September 30, 1998, approximately 90.60% of the Trust's net assets were invested in fixed income securities and preferred stocks.

         It is the further policy of the Trust that the Trustees not purchase any security if upon such purchase 25% or more of the value of the Trust's assets would be invested in securities of issuers in any one industry. However, when securities of a given industry come to constitute more than 25% of the value of the Trust's assets by reason of changes in value of either the concentrated securities or other securities, the excess need not be sold. If, as a result of changed circumstances in the future, these policies with respect to industry concentration become in the judgment of the Trustees less likely to achieve the Trust's primary income objective, any proposed change in such policies will be submitted to the shareholders.

         Although the Trust's investment in a diversified portfolio of securities reduces the risk inherent in the ownership of a single security, it cannot eliminate the risk or protect a shareholder of the Trust against fluctuations in the market valuation of one's shares. The prices of fixed income securities are normally quite sensitive to general interest rate trends and usually vary inversely thereto. There can be no assurance that the Trust will in fact achieve its objectives.

Risk of Lower Rated Debt Securities

         The Trust does not impose any particular rating standards which the Trustees must utilize in making investment decisions. As a result, the Trust's portfolio has, since it began making major commitments to fixed income securities in the mid 1960s, generally included debt securities which are not rated as investment grade by either of the two principal rating services. The Trustees have usually relied upon their own credit analysis in making decisions concerning the Trust's portfolio.

         Higher yielding and unrated or lower rated debt securities (commonly referred to as "junk bonds") may be subject to greater market volatility and can present speculative features with respect to debt service coverage by the issuer, marketability and liquidity of the investment under adverse market conditions, and risk of loss of principal due to issuer default to a greater degree than lower yielding, highly rated securities. Bonds which are not rated as investment grade may be more susceptible than higher rated securities to real or perceived adverse economic conditions, such as a projected recession which causes a lessening of confidence in the ability of highly leveraged issuers to service outstanding debt.

         Investors should consider the relative risks of investing in these types of securities, which are generally not meant for short-term investments. See the Appendix for further information concerning the Trust's investment portfolio.

Leverage

         In order to raise additional funds for investment the Trust may borrow money from banks. Such borrowing will normally not be continued over a protracted period when short term interest rates exceed the yield available from longer term securities. The Trustees intend to use the proceeds of any such borrowings to purchase debt securities yielding more than the interest rate on the borrowing. Moreover, the ability to borrow permits the Trustees to minimize uninvested cash and to fund redemptions without liquidating portfolio securities. Any investment gains made with the additional funds in excess of the interest paid will cause the net asset value of the Trust shares to rise faster than would otherwise be the case. On the other hand, if the investment performance of the additional funds fails to cover their cost to the Trust, the net asset value of the Trust will decrease faster than would otherwise be the case. This is the speculative factor known as "leverage".

         The Declaration of Trust permits the borrowing of money from banks for the purposes of the Trust if, in the opinion of the Trustees, such borrowing may be advantageously made to increase the earning power of the Trust, but only up to 25% of the gross assets of the Trust taken at cost at the time the borrowings are made. The Trustees may also temporarily borrow from banks for extraordinary or emergency purposes but only to an amount that the aggregate of all bank borrowings of the Trust shall not exceed 30% of the gross assets of the Trust taken at cost at the time the borrowings are made.

         The amount of leverage to be outstanding at any one time cannot be estimated in advance since the Trustees may vary the amount of borrowings from time to time, within the authorized limits, as they deem advisable, including having no borrowings at all. The outstanding borrowings by the Trust as of September 30 for the years 1989-1998 are set forth on page 4.

                                               MANAGEMENT OF THE TRUST

         The Trustees of the Trust have been elected by the shareholders or appointed by the Trustees to fill a vacancy. They have full powers as to the investment of the assets of the Trust, subject to the restrictions and limitations imposed by the Declaration of Trust. The Trust has no investment adviser or management contract.

         The Trustees principally responsible for the day-to-day management of the Trust's portfolio are Ernest E. Monrad and Bruce H. Monrad. Ernest E. Monrad has served as a Trustee of the Trust since 1960 and as its Chairman since 1969. Bruce H. Monrad has been associated with the Trust since July, 1989 and was appointed a Trustee in May, 1993.

                                             EXPENSES AND ADMINISTRATION

         Under the Declaration of Trust, the Trustees are entitled to receive an annual fee equal to 1/2 of 1% of the principal of the Trust, computed at the end of each quarter year at the rate of 1/8 of 1% of the principal at the close of such quarter. The principal of the Trust for this purpose is taken as a total of the market value of the portfolio and other assets less all liabilities, except accrued Trustees' fees. Other than the fee to the Trustees, no compensation is paid by the Trust to any person other than in the ordinary course of business. In addition to the services furnished to the Trust by the Trustees, there are other expenses of the Trust which are paid by it directly. These include expenses such as taxes, custodian's fees and expenses, legal and auditing fees and expenses, bookkeeping expenses, and the expense of qualifying shares for sale under federal and state laws. The Trust also acts as its own transfer agent and, as such, carries out all functions relating to the maintenance of its shareholder accounts, transfers and redemption of shares, and mailings to shareholders and pays the expenses relating thereto, including the compensation of persons performing these functions and data processing expenses.


         The Trust has completed evaluation and testing of its internal systems for year 2000 compliance. The year 2000 issue relates to systems designed to use two digits rather than four to define the applicable year. Based upon the results of the evaluation and testing the Trust believes that the year 2000 issue will not pose significant operational problems with respect to its own systems. The Trust is working with vendors and service providers to evaluate and test, where appropriate, their year 2000 readiness; third parties are not subject to the Trust's control and, as a result, the Trust cannot currently determine to what extent it might be affected by the manner in which they address their own year 2000 issues. Expenses relating to this issue have not been, and are not expected to be, material to the Trust and its shareholders.

                                            HOW TO PURCHASE TRUST SHARES

         As indicated on page 6 under "Sales Without Sales Charge", shares are sold by the Trust directly to investors at net asset value with no sales charge or premium added to the price paid by the purchaser. Applications for the purchase of shares will be received on any full business day at the office of the Trust, 50 Congress Street, Boston, Massachusetts 02109. An initial investment of at least $1,000 is required. There is no minimum for subsequent investments either by mail or telephone; there is a maximum for telephone investments of $100,000.

         Investors in the Trust may arrange to make investments on a regular basis under the Trust's automatic investment plan through regular deductions (minimum $50) from their bank account.

         The public offering price to investors whose applications are received before the close of the New York Stock Exchange on a day the Exchange is open is the net asset value determined as of the close of the Exchange on that day. Net asset value is determined on the basis of the market value of the Trust's assets. If an application is received after the close of the Exchange or on a day the Exchange is not open, the applicable net asset value will be that determined at the close of the Exchange on the next day on which it is open. In any event, the price of shares is based upon the next calculation of net asset value after an order is placed. The sale of shares will be suspended during any period when the right of redemption is suspended.

                                                  INVESTMENT PLANS

         The Trust offers shareholders open accounts and a cumulative investment plan, as well as tax-advantaged retirement plans, including a Prototype Defined Contribution Plan for sole proprietors, partnerships and corporations, which may include a 401(k) savings feature, Individual Retirement Accounts, and 403(b) Retirement Accounts. Details of these investment plans are available from the Trust at the address shown on the cover of this Prospectus.

                                                REDEMPTION OF SHARES

         The Trust provides a market for its shares. The Declaration of Trust provides in substance that the shareholders shall be entitled ordinarily to sell, and the Trust shall be required to buy, shares at net asset value thereof, less any liquidating charge that may be imposed by the Trustees in their discretion, which charge, if imposed shall be at a rate determined by the Trustees not exceeding 1% of such net asset value. It has been the policy of the Trustees since the inception of the Trust not to charge such a liquidating fee so that shareholders may redeem their shares at the full net asset value thereof. This policy can be changed by the Trustees without notice to the shareholders.

         For such purpose the shares must be surrendered to the Trustees at the office of the Trust, properly endorsed for transfer. For redemptions in excess of $5,000 the shareholder's signature(s) must be guaranteed by a U.S. commercial bank or trust company or a member firm of a recognized stock exchange or other authorized guarantor institution, and in the case of fiduciary, partnership and corporate holdings, evidence of authority to sell, together with a request that the Trustees purchase the same and pay the shareholder for the shares so surrendered. A stock power, with the shareholder's signature(s) similarly guaranteed, should be used to redeem shares for which a certificate has not been issued. In either case, a notary public is not an acceptable guarantor. Mere witnessing of a signature is not sufficient; a specific signature guarantee must be made with respect to all signatures. Redemption requests cannot be honored until all documentation has been received in proper order. Signature guarantees are required on all redemptions when the check is mailed to an address other than the address of record or if an address change occurred in the past three months. When payment for shares has been made by check, redemption requests will be processed only after ten business days from the date of the payment.

         Payment to the shareholder must ordinarily be made within seven calendar days after the shares together with instructions are properly deposited. The Trustees reserve the right to deliver assets in whole or in part in kind in lieu of cash. The Trustees have elected to be governed by Rule 18f-1 under the Investment Company Act of 1940, as amended, pursuant to which the Trustees are obligated to redeem shares solely in cash up to the lesser of $250,000 or 1 percent of the net asset value of the Trust during any 90-day period for any one shareholder. Shareholders receiving redemptions in kind will incur brokerage costs in converting securities received to cash.

         Shares received by the Trust for redemption at or before the close of the New York Stock Exchange on a day on which the Exchange is open will be redeemed on the basis of the net asset value determined as of the close of the Exchange that day; if the day of deposit is not such a day or if the deposit is made after the close of the Exchange on such a day, the redemption price will be based on the net asset value determined as of the close of the Exchange on the next day on which it is open.

         Shareholders who are investors in a tax-advantaged retirement plan should consider specific taxpayer restrictions, penalties, and procedures that may be associated with redemptions from their retirement plan in order to qualify under the provisions of the Internal Revenue Code. The Trust assumes no responsibility for determining whether any specific redemption satisfies the conditions of federal tax laws. That determination is the shareholder's responsibility. Penalties, if any, apply to redemptions from the plan, not to redemptions from the Trust and are governed by federal tax law alone.

         Telephone redemptions are not permitted (unless confirmed in writing on the same day), except that telephone instructions from the registered owner to exchange shares of the Trust for shares of Northeast Investors Growth Fund will be accepted. Existing shareholders may also make additional investments by telephone. No specific election is required in the Application to obtain telephone exchange or purchase privileges. The Trust will employ reasonable procedures, including requiring personal identification prior to acting on telephone instructions, to confirm that such instructions are genuine. If the Trust does not follow such procedures it may be liable for losses due to unauthorized or fraudulent instructions, but otherwise will not be liable for following instructions communicated by telephone that it reasonably believes to be genuine.

                                      DIVIDENDS, DISTRIBUTIONS & FEDERAL TAXES


         The Trust has paid dividends in each quarter since its organization. Payments from net investment income are generally made around the end of February, May, August and November. It is the Trust's policy to distribute net realized capital gains on sales of investments (less any available capital loss carry forward) and such distributions, if any, would be made between October 31 and December 31.

         The holders of shares are entitled to receive, annually, or more often, dividends in an amount equal approximately to the net income of the Trust (defined in the Declaration of Trust as the gross earnings less the expenses of the Trust) and such other dividends as the Trustees may declare. As the net income fluctuates from year to year, no fixed dividend can be promised.

         Any dividends or distributions paid shortly after a purchase of shares by an investor will have the effect of reducing the per share net asset value of his shares by the per share amount of the dividends or distributions. Furthermore, such dividends or distributions, although in effect a return of capital, are subject to income taxes.

         It is the policy of the Trust to distribute all of its net investment income and net realized gains for each year in dividends and capital gain distributions which will be taxable for federal income tax purposes to the shareholders of the Trust, other than shareholders exempt from federal income tax. In such event, the Trust itself will not be subject to federal income tax on its net investment income and net realized gains. The Trust will inform its shareholders each year of the amount and nature of the income and gains it distributes to them. Shareholders may be proportionately liable for taxes on income and gains of the Trust, but shareholders who are not subject to federal tax on their income will not be required to pay such tax on amounts distributed to them by the Trust. Dividends and capital gain distributions may also be subject to state and local taxes.

                                       CAPITALIZATION AND SHAREHOLDERS' RIGHTS

         The capitalization of the Trust consists solely of an unlimited authorized number of full and fractional shares of beneficial interest, all shares having equal rights pro rata in voting, dividends, assets, and liquidation. Voting rights include the election of Trustees, amendment of the Declaration of Trust and amendment of the Custodian Agreement. The Trust is wholly owned by the shareholders after deducting liabilities in the form of current liabilities and bank loans which, from time to time, may be outstanding. There are no options outstanding or intended to be created. All shares of beneficial interest are of $1 par value, validly issued, fully paid and nonassessable, are transferable and have no fixed dividend rate. Each shareholder is entitled to receive from the Trust semi-annually a report containing financial statements and a list of the Trust's investments as of a reasonably current date.

         Any inquiries by shareholders may be made in writing, addressed to the Trust at the address shown on the cover of this Prospectus.

APPENDIX-PORTFOLIO COMPOSITION


The table below reflects the composition by quality rating of the investment portfolio of the Trust on a month-end weighted average basis for the fiscal year ended September 30, 1998. The table reflects the percentage of total assets represented by fixed income securities rated by Standard & Poor's Corporation ("S&P") and by unrated fixed income securities. As noted under "Investment Objectives and Policies-Risk of Lower Rated Debt Securities" the Trust does not impose particular rating standards which the Trustees must utilize in making investment decisions. The allocations in the table are not necessarily representative of the composition of the Trust's portfolio at other times.


S&P Rating                                  Portfolio
Category                                    Composition

Unrated..................................              7%
AAA......................................              -
AA.......................................              -
A........................................               .3
BBB......................................              2.6%
BB.......................................             22.9%
B........................................             54.9%
CCC......................................             11.6%
CC,C,D...................................               .7%

Set forth below is a description of the rating categories. The ratings of S&P represent their opinion as to the quality of the securities that they undertake to rate. It should be emphasized, however, that ratings are relative and subjective and are not absolute standards of quality.

                                      DESCRIPTION OF S&P CORPORATE BOND RATINGS

AAA - Debt rated AAA has the highest rating assigned by Standard & Poor's to a debt obligation. Capacity to pay interest and repay principal is extremely strong.

AA - Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree.

A - Debt rated A has a strong capacity to pay interest and repay principal, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

BBB - Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

BB, B, CCC, CC, C - Debt rated BB, B, CCC, CC and C is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

D - Debt rated D is in default, and payment of interest and/or repayment of principal is in arrears.

                                   NORTHEAST INVESTORS TRUST
                                       50 Congress Street
                                 Boston, Massachusetts  02109
                                         (800) 225-6704
                                         (617) 523-3588

                              SHARES OF BENEFICIAL INTEREST

                          STATEMENT OF ADDITIONAL INFORMATION


                                        December 15, 1998

                  This Statement of Additional Information supplements the Prospectus for the Trust dated December 15, 1998 and should be read in conjunction with the Prospectus. A copy of the Prospectus may be obtained from the Trust at the above address. This Statement of Additional Information is not a Prospectus.



                                                  -------------------------

                                                      TABLE OF CONTENTS


THE TRUST..................................................................B-2

INVESTMENT OBJECTIVES, POLICIES AND RESTRICTIONS...........................B-2

MANAGEMENT OF THE TRUST....................................................B-3

COMPENSATION OF TRUSTEES...................................................B-5

CUSTODIAN AND INDEPENDENT ACCOUNTANTS......................................B-5

BROKERAGE..................................................................B-6

PRICE AND NET ASSET VALUE.................................. ...............B-6

SHAREHOLDER PLANS..........................................................B-7

TAX-ADVANTAGED RETIREMENT PLANS............................. ..............B-8

DIVIDENDS, DISTRIBUTIONS & FEDERAL TAXES...................................B-9

ADDITIONAL INFORMATION CONCERNING SHAREHOLDERS' RIGHTS.......  ............B-10

FINANCIAL STATEMENTS........................................... .......... B-12

                                    THE TRUST



         .........Northeast Investors Trust, herein called the Trust, is a diversified open-end management investment company organized March 1, 1950 by an Agreement and Declaration of Trust executed under the laws of The
Commonwealth of Massachusetts.


                        INVESTMENT OBJECTIVES, POLICIES AND RESTRICTIONS

         .........As explained in the Prospectus, the purpose of the Trust is to provide investors with a vehicle for investment under the management of the Trustees. Through this Trust, the Trustees will seek to provide a managed, diversified investment program, the primary objective of which shall be the production of income. Capital appreciation is also an objective of the Trust, but its achievement must be compatible with the primary objective.


         .........In addition to the investment objectives and policies described in the Prospectus, the Trust has adopted certain investment restrictions. So long as these restrictions remain in effect, the Trustees may not: (1) Purchase any securities which would cause more than 5% of the Trust's total assets at the time of such purchase to be invested in the securities of any issuer, except the United States Government. (2) Purchase any securities which would cause the Trust at the time of such purchase to own more than 10% of any class of any issuer. (3) Purchase the securities of any issuer that, together with any predecessor thereof, has not been engaged in continuous operation for less than three years; (4) Purchase real estate or commodities or commodities contracts, but this limitation does not preclude an investment in the securities of organizations which deal in real estate or commodities or in securities secured by interests in real estate.  (5) Purchase the securities of any investment company, except in connection with a merger, consolidation or acquisition or by purchase of securities of closed-end investment companies in regular transactions in the open market. (6) Purchase securities on margin or effect short sales of securities. (7) Make loans, except that the Trust may acquire publicly distributed bonds, debentures, notes and other debt securities. (8) Act as an underwriter of securities except insofar as the Trust might technically be deemed to be an underwriter for purposes of the Securities Act of 1933 upon the disposition of certain securities. (9) Invest in companies for the purpose of exercising management or control. (10) Invest in puts, calls, straddles, spreads or any combinations thereof. (11) Purchase or retain the securities of any issuer if all Trustees together own more than 1/2 of 1% of the securities of such issuer. (12) Deal as principal with the Trust in the purchase or sale of portfolio securities.
 (13) Deal as agent with the Trust in the purchase or sale of portfolio securities. (14) Invest in securities for which there is no readily available market, if at the time of acquisition more than 5% of the Trust's assets would be invested in such securities. (15) Purchase participations or other direct interests in oil, gas or other mineral exploration or development programs.
 (16) Invest in warrants if at the time of acquisition more than 2% of the Trust's assets would be invested in warrants. (17) Invest in securities of foreign issuers if at the time of acquisition more than 10% of the Trust's assets would be invested in such securities.

         The above policies do not preclude the purchase of securitized bank loans or the lending of portfolio securities to broker-dealers. Loans of portfolio securities of the Trust will be made, if at all, in strictest conformity with applicable federal and state rules and regulations. While there may be delays in recovery of loaned securities or even a loss of rights in collateral supplied should the borrower fail financially, loans will be made only to firms deemed by the Trust's management to be of good standing and will not be made unless, in the judgment of the Trust's management, the consideration to be earned from such loans would justify the risk. The purpose of such loan transactions is to afford the Trust an opportunity to continue to earn income on the securities loaned and at the same time to earn income on the collateral held by it.


         .........The Trust does not intend to engage in trading for short-term profits, and portfolio turnover will be limited in accordance with the Trust's objective of producing income. This does not, however, preclude an occasional investment for the purpose of short-term capital appreciation. During the fiscal years ended September 30, 1998 and 1997 the rates of total portfolio turnover were 63.80% and 33.44% respectively. Investment policy or changed circumstances may require, in the opinion of the Trustees, an increased rate of such portfolio turnover.


                             MANAGEMENT OF THE TRUST

         .........The trustees of the Trust are Ernest E. Monrad, Robert B.
 Minturn, Jr., Bruce H. Monrad, and C. Earl Russell, all of 50 Congress Street, Boston, Massachusetts, Fred L. Glimp, 1350 Massachusetts Avenue, Cambridge, Massachusetts and J. Murray Howe, One Post Office Square, Boston, Massachusetts. Mr. Ernest E. Monrad is Chairman of the Trustees and is the principal executive and financial officer of the Trust. Messrs. Ernest E. Monrad, Bruce H. Monrad and Minturn are deemed "interested persons" of the Trust under the Investment
 Company Act of 1940, as amended, because they are Chairman, Vice President, and Clerk of the Trustees, respectively. William A. Oates, Jr., 50 Congress
 Street, Boston, Massachusetts serves as President of the Trust. Gordon C. Barrett, 50 Congress Street, Boston, Massachusetts serves as Treasurer of the
Trust. The principal occupations of each of Messrs. Ernest E. Monrad, Oates, Minturn, Barrett and Bruce H. Monrad for the last five years have been their respective positions with the Trust and, in the case of Mr. Oates, with Northeast Investors Growth Fund. Bruce H. Monrad has been associated with the Trust since July, 1989 and was appointed a Trustee in May, 1993. Ernest E. Monrad is the father of Bruce H. Monrad.

         .........The Trustees have been elected by the shareholders or appointed by the Trustees to fill vacancies. They have full powers as to the investment of the assets of the Trust, subject to the restrictions and limitations imposed by the Declaration of Trust. The Trust has no investment adviser or management contract.


         .........ERNEST E. MONRAD is Chairman, Assistant Treasurer and a
Trustee of Northeast Investors Growth Fund, Boston, Massachusetts; a Director of Northeast Management & Research Company, Inc., Boston, Massachusetts; Vice President and a Director of Northeast Investment Management, Inc., Boston,
Massachusetts; Vice President and a Director of Furman Lumber, Inc., Billerica, Massachusetts; a Director of The New America High Income Fund, Inc., Boston,
 Massachusetts; and a Trustee of Century Shares Trust,Boston, Massachusetts.
 He is 68.

         .........ROBERT B. MINTURN, JR. is Vice President, Clerk and a Trustee
 of Northeast Investors Growth Fund, Boston, Massachusetts; Vice President, Treasurer, Clerk and a Director of Northeast Management & Research Company,
 Inc., Boston, Massachusetts; Vice President, Assistant Treasurer, Clerk and a Director of Northeast Investment Management, Inc., Boston, Massachusetts; and a Trustee, Clerk and Assistant Treasurer of The Boston Home, Inc., Boston,
Massachusetts.  He is 59.

         .........BRUCE H. MONRAD is a Vice President of Northeast Investment
 Management, Inc., Boston, Massachusetts and a Director of Furman Lumber, Inc., Billerica, Massachusetts. He is 36.

         .........C. EARL RUSSELL has been engaged in accounting practice since
 1932 and continues as an adviser to Russell, Brier & Co., a partnership which he founded in 1934. He is Trustee of Lahey Clinic Foundation, Inc., Burlington, Massachusetts and a Director of the Citizenship Training Group, Inc., Boston, Massachusetts. He is 90.
         .........FRED L. GLIMP is Special Assistant to the President of
Harvard University, Cambridge, Massachusetts and was formerly Vice President for Alumni Affairs and Development of Harvard University. He is 72.

         .........J. MURRAY HOWE is of counsel to the Boston law firm of
Sullivan & Worcester. He also serves as Secretary of Iron Mountain Incorporated a Director and Clerk of Schooner Capital Corporation, and a Director of Schooner Asset Co., LLC, all of Boston, Massachusetts. He is 74.

         .........WILLIAM A. OATES, JR. is President and a Trustee of Northeast
 Investors Growth Fund, Boston, Massachusetts; President and a Director of Northeast Management & Research Company, Inc., Boston, Massachusetts; Vice President, Treasurer and a Director of Northeast Investment Management, Inc., Boston, Massachusetts; a Trustee and Treasurer of the Roxbury Latin School, West Roxbury, Massachusetts; a Director of Clifford of Vermont, Inc., Bethel, Vermont, Furman Lumber, Inc., Billerica, Massachusetts and the Horn Corporation,
 Ayer, Massachusetts; and a Corporator of the Dedham Institute for Savings, Dedham, Massachusetts. He is 56.

         .........GORDON C. BARRETT is a Vice President of Northeast Investment
 Management, Inc., Boston, Massachusetts and a Executive Vice President and Treasurer of Northeast Investors Growth Fund. He is 41.

         .........

         .........The total number of shares owned beneficially by the Trustees and members of their immediate families on November 12, 1998 was 647,566 shares (.31%).


                                          COMPENSATION OF TRUSTEES

         .........Under the Declaration of Trust, the Trustees are entitled to receive an annual fee equal to 1/2 of 1% of the principal of the Trust, computed at the end of each quarter year at the rate of 1/8 of 1% of the principal at the close of such quarter. The principal of the Trust for this purpose is taken as a total of the value of the portfolio and other assets less all liabilities, except accrued Trustees' fees, valued as set forth below under "Price and Net Asset Value". From the total fee of $11,565,681 for the fiscal year ended September 30, 1998, Ernest E. Monrad received $3,565,778 as
Chairman of the Trustees, Bruce H. Monrad and Robert B. Minturn, Jr. received
 $4,660,926 and $240,000 respectively, as Trustees and William A. Oates, Jr. received $3,016,477 as President of the Trust. Each of the three Trustees who is not also an officer of the Trust received compensation of $27,500 from the total Trustee's fee. There are arrangements providing for payment from the
Trustees' fee of pension benefits upon the death, disability or retirement of the Trustees.

         .........Under the Declaration of Trust, the Trustees are required to furnish the Trust from their compensation financial and statistical services for the Trust and such office space as the Trust may require. In addition, the
 Trustees have in the past, and intend in the future, to spend part of their fee directly for advertising and other promotional expenses.


                      CUSTODIAN AND INDEPENDENT ACCOUNTANTS


         .........The custodian for the Trust is Investors Bank and Trust
Company, 200 Clarendon Street, Boston, Massachusetts. The custodian maintains custody of the Trust's assets.

         .........The independent accountants for the Trust are
PricewaterhouseCoopers LLP, One Post Office Square, Boston,Massachusetts.
 PricewaterhouseCoopers LLP audits the Trust's annual financial statements included in the annual report to shareholders, reviews the Trust's filings with the Securities and Exchange Commission on Form N-1A and prepares the Trust's federal income and excise tax return.

                                    BROKERAGE

         .........Decisions to buy and sell securities for the Trust and assignment of its portfolio business and negotiation of its commission rates are made by the Trustees. The Trustees have a policy of not having any dealings as principal or agent with the Trust when they make purchases and sales fo the Trust's investment portfolio. The Trust does not effect transactions in portfolio securities through dealers affiliated with any Trustee.

         .........It  is the Trustees'  policy to obtain the best security price available, and, in doing so, they will assign portfolio executions and negotiate commission rates in accordance with the reliability and quality of a broker's services and their value and expected contribution to the performance of the Trust. In order to minimize brokerage charges, the Trustees seek to execute portfolio transactions with the principal market maker for the security to which the transaction relates in the over-the-counter market unless it has been determined that best price and execution are available elsewhere.


         .........During the fiscal year ended September 30, 1998, the Trust engaged in portfolio transactions involving broker-dealers totaling
 $2,338,998,429. Of this amount $362,252,720 involved trades with brokers acting as agents in which such brokers received total brokerage commissions of $61,062. The remaining $1,976,745,709 in portfolio trades consisted of principal transactions with market makers and other dealers. During the fiscal year ended September 30, 1997 brokerage commissions paid totaled
$112,604;   in fiscal 1996 brokerage commissions paid totaled $26,380.  All such portfolio transactions completed by the Trust during the year ended September 30, 1998 were carried out with broker-dealers that have provided the Trust with statistics, other information and wire and other services.


                            PRICE AND NET ASSET VALUE

         .........It is the current policy of the Trustees that the public offering price of shares of the Trust equal their net asset value, the Trust receiving the full amount paid by the investor. The net asset value is determined by the Trustees as of the close of the New York Stock Exchange on each day that the Exchange is open, and is the only price available to investors whose orders were received prior to the close of the Exchange on that day. The price to investors whose applications for purchase are received after the close of the Exchange or on a day the Exchange is not open will be the net asset value determined as of the close of the Exchange on the next day on which it is open. The New York Stock Exchange is customarily closed on New Years Day,
 President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas. The Declaration of Trust requires that the net asset value of the Trust's shares be determined by dividing the value of the Trust's securities, plus any cash and other assets (including dividends accrued) less all liabilities (including accrued expenses but excluding capital and surplus) by the number of shares outstanding. Securities and other assets for which market quotations are readily available are valued at market values determined on the basis of quoted sale prices (or quoted bid prices in the event there are no sales reported) in the principal market in which such securities normally are traded as publicly reported or furnished by recognized dealers in such securities. Securities and other assets for which market quotations are not readily available (including restricted securities, if any) are valued at their fair value as determined in good faith under consistently applied procedures approved by the Board of Trustees. Securities may also be valued on the basis of valuations furnished by a pricing service that uses both dealer supplied valuations and evaluations based on expert analysis of market data and other factors if such valuations are believed to reflect more accurately the fair value of such securities. Adjustment will be made for fractions of a cent to the next highest cent. The Trust makes no special payment for the daily computation of its net asset value.


                                SHAREHOLDER PLANS

Open Accounts

         .........Upon making an initial investment (minimum amount $1,000), a shareholder will automatically have an Open Account established for him on the books of the Trust. Once any account is opened there is no limitation on the size or frequency of investment. The shareholder will receive a confirmation from the Trust of this and each subsequent transaction in his Accountshowing the current transaction and the current number of shares held. A shareholder may make additional investments in shares of the Trust at any time by ordering by telephone (maximum of $100,000) or mail from the Trust shares at the then applicable public offering price. Shares held in an Open Account may be redeemed as described in the Prospectus under "Redemption of Shares". Income dividends and capital gains distributions are credited in shares on the payment date (which may be different than the record date) at the applicable record date closing net asset value, unless a shareholder has elected to receive all income dividends and/or capital gains distributions in cash.

Automatic Investment and Withdrawal Plans

         .........These Plans have been developed to accommodate those who wish to make purchases or sales of shares of the Trust on a continuing basis without the imposition of any fee or service charge. Subject to the initial investment limitation of $1,000, any shareholder maintaining an Open Account may request in his application or otherwise in writing that investments be made through automatic deductions (minimum of $50) from his bank checking or savings account or that withdrawals be made automatically with the redemption price paid by check or electronic funds transfer. The shareholder may cancel his participation in either Plan at any time, and the Trust may modify or terminate either Plan at any time.

         .........An  investor  should  understand  that  he is  investing  in a security, the price of which fluctuates, and that under the Plans he will purchase or sell shares regardless of their price level; that if he terminates a Plan and sells his accumulated shares at a time when their market value is less than his cost, he will incur a loss. In the case of the Automatic Investment Plan, he should also take into account his financial ability to continue the Plan through periods of low prices and that the Plan cannot protect him against loss in declining markets.


                         TAX-ADVANTAGED RETIREMENT PLANS

         .........In addition to regular accounts, the Trust offers the tax-advantaged retirement plans which are described briefly below. Contributions to these plans are invested in shares of the Trust; dividends and other distributions are reinvested in shares of the Trust. Contributions may be invested in shares of Northeast Investors Growth Fund as well as shares of the Trust.

         .........Contributions to these retirement plans, within the limits and circumstances specified in applicable provisions of the Internal Revenue
 Code, are excludable or deductible from the participant's income for federal income tax purposes. In addition, non-deductible or after-tax contributions may be made to these retirement plans to the extent permitted by the Internal Revenue Code. Reinvested dividends and other distributions accumulate free from federal income tax while the shares of the Trust are held in the plan.  Distributions from these plans are generally included in income when received; however, after-tax or non-deductible contributions may be recovered without additional federal income tax. Premature distributions, insufficient distributions after age 70 1/2 or excess contributions may result in penalty taxes.

         .........Investors Bank and Trust Company serves as trustee or custodian of each of the following plans. It is entitled to receive specified fees for its services. Detailed information concerning each of the following plans (including schedules of trustee or custodial fees) and copies of the plan documents are available upon request to the Trust at its offices.

         .........An  individual  investor or employer  considering any of these retirement plans should read the detailed information for the plan carefully and should consider consulting an attorney or other competent advisor with respect to the requirements and tax aspects of the plans.

Prototype Defined Contribution Plan

         .........The Trust offers a Prototype Defined Contribution Plan suitable for adoption by businesses conducted as sole proprietorships, partnerships or corporations.


         .........The employer establishes a Prototype Defined Contribution
Plan by completing an adoption agreement specifying the desired plan provisions.
  The adoption agreement offers flexibility to choose appropriate coverage, eligibility, vesting and contribution options subject to the requirements of law. Under a supplement to the Prototype Defined Contribution Plan, an employer may establish a salary reduction or 401(k) plan.

Individual Retirement Account (IRA) and Roth IRA

         .........An individual may open his own Individual Retirement Account
 (IRA) or Roth (IRA) using a custodial account form approved for this purpose by the IRS. An individual may have an IRA even though he is also an active participant in a pension orprofit-sharing plan or certain other plans.
  However, depending on the individual's adjusted gross income and tax return filing status, contributions for an individual who is an active participant in another plan may be partially or entirely non-deductible. Contributions to a
 Roth IRA are non-deductible, but income and gains accumulate free of income tax and distributions after age 59 1/2 are generally not taxable.

403(b) Retirement Account

         .........Certain charitable and educational institutions may make contributions to a 403(b) Retirement Account on behalf of an employee. The employee may enter into a salary reduction agreement with the employer providing for the employee to reduce his or her pay by the amount specified in the agreement and for the employer to contribute such amount to the employee's 403(b) Retirement Account. Funds in the account may generally be withdrawn only upon the participant's reaching age 59 1/2 or termination of employment, financial hardship, disability, or death.


                          DIVIDENDS, DISTRIBUTIONS & FEDERAL TAXES

         .........The Trust has paid dividends in each quarter since organization. Payments are generally made around the end of February, May, August and November. It is the Trust's policy to distribute net realized capital gains on sales of investments (less any available capital loss carryforward) and such distributions, if any, would be made between October 31 and December 31. See Note D to the Financial Statements for information concerning the amount of the Trust's capital loss carryforwards. A table of payments from net income is shown in the Prospectus under the caption
 "Financial Highlights".   Dividends and distributions are credited in shares
 of the Trust unless the shareholder elects to receive cash.

         .........The holders of shares are entitled to receive, annually, or more often, dividends in an amount equal approximately to the net income of the Trust (defined in the Declaration of Trust as the gross earnings less the expenses of the Trust) and such other dividends as the Trustees may declare.
 As the net income fluctuates from year to year, no fixed dividend can be promised.

         .........Any dividends or distributions paid shortly after a purchase of shares by an investor will have the effect of reducing the per share net asset value of one's shares by the per share amount of the dividends or distributions. Furthermore, such dividends or distributions, although in effect a return of capital, are subject to income taxes.

         .........It is the policy of the Trust to distribute its net investment income and net realized gains for each year in taxable dividends and capital gain distributions so as to qualify as a "regulated investment company" under the Internal Revenue Code. The Trust did so qualify during its last taxable year. Such qualification does not involve supervision of management or investment practices or policies.

         .........A regulated investment company which meets the diversification of assets and source of income requirements prescribed by the Internal Revenue Code is accorded conduit or "pass through" treatment if it distributes to its shareholders at least 90% of its taxable income exclusive of net capital gains, i.e., it will be taxed only on the portion of such income which it retains.

         .........To the extent that a regulated  investment company distributes the excess of its net long-term capital gain over its net short-term capital loss (including any capital loss carryforward from prior years), such capital gain is not taxable to the company but it is taxable to the shareholder.

         .........Income dividends and capital gain distributions are taxable as described, whether received in cash or additional shares.

         .........The foregoing discussion relates to federal income taxation.
 Dividends and capital gain distributions may also be subject to state and local taxes.


                    ADDITIONAL INFORMATION CONCERNING SHAREHOLDERS' RIGHTS

         .........The  shares of the Trust  have  noncumulative  voting  rights, which means that the holders of more than 50% of the shares voting for the election of Trustees can elect 100% of the Trustees if they choose to do so, and, in such event, the holders of the remaining less than 50% of the shares voting for the election of the Trustees will not be able to elect any Trustee or Trustees.

         .........Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Trust.
 However, the Declaration of Trust provides that the Trustees shall have no power to bind the shareholders personally and requires that all contracts and other instruments shall recite that the same are executed by the Trustees as
Trustees and not individually and that the obligations of such instruments are not binding upon any of the Trustees or shareholders individually but are binding only upon the Trust's assets. The Trust is advised by counsel (Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, P.C.) that under the applicable Massachusetts decisions, no personal liability can attach to the shareholders under contracts of the Trust containing this recital. Moreover, the Declaration of Trust provides that any shareholder of the Trust shall be indemnified by the Trust for all loss and expense incurred by reason of his being or having been a shareholder of the Trust. Thus the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Trust itself would be unable to meet its obligations.


Corporate Bonds

                                                                              Market Value
Name of Issuer                                                   Principal   (Note B)
-----------------------------------------------------------------------------------------
Advertising- .35%
------------------------------------------------------------------------------------------
     Outdoor Communications Sen. Sub. Notes, 9.25%, 8/15/07...  7,000,000  $ 7,175,000

Apparel-1.21%
------------------------------------------------------------------------------------------
     Ann Taylor, Inc. Sub Notes, 8.75%, 6/15/00^..............  2,000,000    2,037,500
     Polymer Group Senior. Sub.Notes, 9%, 7/01/07^............  5,100,000    4,870,500
     Polymer Group Senior. Sub. Notes, 8.75%, 3/01/08^........ 18,922,000   17,881,290
--------------------------------------------------------------------------------------------
                                                                            24,789,290

Automobile & Truck - .07%
-----------------------------------------------------------------------------------------------------
     Speedy Muffler King, Inc. Senior Notes, 10.875%, 10/01/06  1,500,000   1,462,500

Building & Construction - 1.00%
-----------------------------------------------------------------------------------------------------
     Aluma Enterprises, Inc., 7.50%, 12/31/01.................  4,511,305   3,067,687
     Associated Materials Senior Sub. Deb. Notes,9.125%,3/01/08 4,000,000   3,840,000
     Henry Company Senior Notes, 10%, 4/15/08.................  2,500,000   2,375,000
     Nortek, Inc. Senior Sub. Notes, 9.875%, 3/01/04..........  5,950,000   5,801,250
     Nualt Enterprises, Inc., 0/6%,12/31/04#..................  8,031,082   5,461,136
-----------------------------------------------------------------------------------------------------
                                                                           20,545,073


Chemicals- 6.51%
------------------------------------------------------------------------------------------------------
     Huntsman Corp. Sen. Sub. Floating Rate Notes, 7/01/07^... 39,500,000  37,525,000
     Huntsman Packaging Corp.Sen. Sub. Notes, 9.125%,10/01/07^  4,500,000   4,365,000
     Huntsman Polymer Corp. Senior Notes, 11.75%, 12/01/04.... 14,000,000  14,770,000
     LaRoche Ind. Sen. Sub. Notes Ser. B, 9.5%, 9/15/07^...... 18,000,000  15,660,000
     PCI(Pioneer)Canada, Inc. Sen. Notes, 9.25%,10/15/07......  4,000,000   3,200,000
     Pioneer Americas Acq. Senior Notes, 9.25%, 6/15/07....... 17,500,000  14,175,000
     Sterling Chemical, Inc. Sen. Sub. Notes, 11.75%, 8/15/06. 12,500,000  10,750,000
     Sterling Chemical Sen. Sub. Notes Series A,11.25%,4/01/07 30,025,000  25,221,000
     Sterling Chemical Holding Sen. Disc. Notes,0/12%,8/15/08# 18,980,000   7,592,000
---------------------------------------------------------------------------------------------------
                                                                           133,258,000

Computer Software & Services - .64%
---------------------------------------------------------------------------------------------------
     Unisys Corporation Senior Debentures, 9.75%, 9/15/16.....  4,211,000   4,253,110
     Unisys Corporation Senior Notes Series B, 12%, 4/15/03^..  8,000,000   8,920,000
---------------------------------------------------------------------------------------------------
                                                                           13,173,110

Conglomerate - 1.15%
----------------------------------------------------------------------------------------------------
     Jordan Industries Sen. Sub. Disc. Notes,0/11.75%,4/01/09# 21,616,713  14,050,863
     Jordan Industries Senior Notes, 10.375%, 8/01/07......... 10,000,000   9,500,000
-----------------------------------------------------------------------------------------------------
                                                                           23,550,863


Corporate Bonds-continued                                                Market Value
Name of Issuer                                                  Principal    (Note B)
---------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------
      Giant Industries Sen. Sub. Notes, 9.75%, 11/15/03^......  3,190,000$   3,190,000
      Hacor Energy Senior Notes, 14.875%, 7/15/02.............  4,982,000   5,729,300
      Husky Oil Bonds, 8.9/11.1875%, 8/15/28#................. 20,000,000  19,550,000
      Kelley Oil Senior Subordinated Notes, 10.375%, 10/15/06.  7,500,000   6,075,000
      NuevoEnergy Senior Sub. Notes Series B, 8.875%, 6/01/08.  9,500,000   9,500,000
      Ocean Energy, Inc.Senior Sub. Notes, 8.875%, 7/15/07.... 20,000,000  20,000,000
      P & L Coal Senior Subordinated Notes, 9.625%, 5/15/08^.. 25,000,000  25,000,000
      Parker Drilling Co. Senior Sub. Notes, 9.75%, 11/15/06.. 17,745,000  16,236,675
      Santa Fe Energy Resource Senior Sub. Deb.11%, 5/15/04^ . 10,000,000  10,200,000
      TesoroPetroleum Corp. Senior Sub. Notes, 9%, 7/01/08.... 25,000,000  24,125,000
      Universal Compression Sen. Disc. Notes,0/9.875%,2/15/08#^22,500,000  13,162,500
      Wiser Oil Co. Sen. Sub. Notes, 9.5%, 5/15/07............  4,000,000   3,120,000
----------------------------------------------------------------------------------------------------
                                                                          155,888,475

Entertainment - 1.06%
--------------------------------------------------------------------------------------------------
      Marvel Holdings Senior Notes, 0%, 4/15/98~..............  5,000,000      50,000
      Premier Parks Senior Notes, 12%, 8/15/03................ 20,000,000  21,700,000
---------------------------------------------------------------------------------------------------
                                                                           21,750,000

Fast Food Service - .02%
--------------------------------------------------------------------------------------------------
     Boston Chicken Convertible Notes, 0%, 6/01/15............ 18,500,000     393,125

Food & Beverage - 3.93%
-----------------------------------------------------------------------------------------------
     Envirodyne Industries, Inc. Senior Notes,10.25%,12/01/01^ 20,395,000  18,967,350
     Mrs. Fields Original Cookies Senior Notes,10.125%,12/01/04 3,500,000   3,290,000
     Specialty Foods Corp.Senior Notes, 10.25%, 8/15/01....... 49,600,000  39,680,000
     Specialty Foods Corp. Sen.Notes Series B,11.125%,10/01/02 23,040,000  18,432,000
---------------------------------------------------------------------------------------------
                                                                           80,369,350

Food Processing - 1.78%
---------------------------------------------------------------------------------------------
     Del Monte Foods Corp. Senior Disc. Nts. Ser.B,0%,12/15/07#24,000,000  13,680,000
     Premium Standard Farms, Inc.Sen.Nts., 11%, 9/17/03....... 10,652,470  11,238,356
     SC International Service Senior Sub. Notes, 9.25%, 9/01/07            12,000,000
     11,580,000
---------------------------------------------------------------------------------------------
                                                                           36,498,356

Food Service - .46%
----------------------------------------------------------------------------------------------
     B&GFoods Senior Sub. Notes, 9.625%, 8/01/07^............. 10,000,000   9,400,000

Furniture - 1.05%
----------------------------------------------------------------------------------------------
     Lifestyle Furn. Intl.Ltd.Sen.Sub.Notes,10.875%,8/01/06    20,000,000   21,450,000

Gaming - 19.30%
----------------------------------------------------------------------------------------------
     Aztar Corp. Senior Sub. Notes, 11%, 10/01/02.............  1,652,000   1,639,610
     Aztar Corp. Senior Sub. Notes, 13.75%, 10/01/04^......... 35,548,000  38,391,840
     Boyd Gaming Senior Sub. Notes, 9.5%, 7/15/07............. 45,000,000  44,550,000
     Coast Hotels &CasinoFirst Mortgage Notes, 13%, 12/15/02.. 10,000,000  11,200,000
     Eldorado Resorts Senior Sub. Notes, 10.5%, 8/15/06.......  1,500,000   1,545,000

Corporate Bonds-continued                                                Market Value
Name of Issuer                                                  Principal    (Note B)
-----------------------------------------------------------------------------------------------
Gaming (continued) - 19.30%
-----------------------------------------------------------------------------------------------
     Fitzgeralds Gaming Corp. Senior Sec. Nts, 12.25%,12/15/04  5,000,000 $ 3,400,000
     GBProperty Funding Corp. Mort. Notes, 10.875%, 1/15/04... 17,350,000  13,012,500
     Grand Casinos, Inc. First Mortgage Nts,10.125%,12/01/03   41,786,000  44,293,160
     MGMGrand, Inc. Senior Collateralized Nts,6.875%,2/06/08   27,700,000  25,484,000
     Players International, Inc. Senior Nts,10.875%,4/15/05    15,000,000  15,825,000
     Rio Hotel & Casino, Inc. Senior Sub. Nts,10.625%,7/15/05   2,000,000   2,180,000
     Rio Hotel &Casino, Inc. Senior Sub. Notes, 9.5%, 4/15/07. 20,500,000  22,652,500
     Riviera Holdings Corp. First Mortgage Notes, 10%, 8/15/04 17,000,000  15,045,000
     Station Casinos, Inc.Sen.Sub.Nts Series A,9.625%,6/01/03  20,000,000  19,500,000
     Station Casinos, Inc. Sen. Sub. Nts Ser.B,9.625%,6/01/03  15,000,000  14,700,000
     Station Casinos, Inc. Senior Sub. Notes, 10.125%, 3/15/06  5,100,000   5,100,000
     Station Casinos, Inc. Senior Sub. Notes, 9.75%, 4/15/07..  1,000,000     970,000
     Trump Atlantic City First Mortgage Notes, 11.25%, 5/01/06 90,530,000  75,592,550
     Las Vegas Sands/Venetian Mortgage Notes, 12.25%, 11/15/04 34,000,000  30,600,000
     Las Vegas Sands/Ven Sen. Sub. Nts., 10/14.25%, 11/15/05#  12,500,000   9,250,000
------------------------------------------------------------------------------------------------
                                                                          394,931,160

Grocery Stores - 6.46%
--------------------------------------------------------------------------------------------------
     Fleming Co., Inc. Med Term Notes, 9.24%, 2/28/00^.....     5,000,000   4,950,000
     Fleming Co., Inc. Med Term Notes Series B, 8.74%, 9/19/02 10,000,000   9,600,000
     Fleming Co., Inc. Med Term Notes Series C, 6.04%, 7/19/00^ 5,000,000   4,692,500
     Fleming Co., Inc. Senior Sub. Notes, 10.5%, 12/01/04^.... 20,000,000  19,150,000
     Fleming Co., Inc. Sen. Sub. Nts.Ser B,10.625%,7/31/07     18,000,000  17,010,000
     P&C Food Market Senior Notes, 11.5%, 10/15/01............ 11,590,000   7,301,700
     Pathmark Stores Senior Sub. Notes, 9.625%, 5/01/03....... 23,000,000  21,850,000
     Penn Traffic Co. Senior Notes, 10.25%, 2/15/02^.......... 32,518,000  19,510,800
     Penn Traffic Co. Senior Notes, 11.50%, 4/15/06^.......... 29,395,000  17,269,563
     Star Markets Senior Sub. Notes, 13%, 11/01/04............ 10,000,000  10,900,000
     Victory Markets, Inc. Sub. Notes, 12.5%, 3/15/00~........  2,000,000       2,500
-------------------------------------------------------------------------------------------------
                                                                          132,237,063

Manufacturing/Service Industry - 1.59%
---------------------------------------------------------------------------------------------------
     Axia, Inc. Senior Sub. Notes, 10.75%, 7/15/08............ 10,000,000   9,625,000
     Carson Term Loan, 9%, 11/30/98...........................  5,000,000   4,850,000
     HaynesInternational Senior Notes, 11.625%, 9/01/04....... 10,000,000  10,950,000
     Key Components LLCSenior Notes, 10.5%, 6/01/08...........  7,500,000   7,125,000
------------------------------------------------------------------------------------------------
                                                                           32,550,000

Metals & Mining - 8.53%
------------------------------------------------------------------------------------------------
     AKSteel Corporation Senior Notes, 10.75%, 4/01/04^....... 35,500,000  36,920,000
     Acme Metal, Inc. Senior Notes, 10.875%, 12/15/07~........ 20,000,000   4,000,000
     Armco, Inc. Senior Notes, 9.375%, 11/01/00............... 21,115,000  20,903,850
     CF&IAcquisition Term Loan, 9.5%, 3/31/03.................  9,137,781   8,498,136
     Inland Steel Corp.First Mortgage Nts.Ser. R,7.9%,1/15/07   6,500,000   6,532,500
     Kaiser Aluminum Chemical Corp. Sub. Notes,12.75%,2/01/03. 46,230,000  44,843,100

Corporate Bonds-continued                                                Market Value
Name of Issuer                                                  Principal    (Note B)
-----------------------------------------------------------------------------------------------
Metals & Mining (continued) - 8.53%
-----------------------------------------------------------------------------------------------
     Kaiser Aluminum Chemical Corp Series B, 10.875%, 10/15/06 13,500,000$ 13,095,000
     LTVSteel Co., Inc. Senior Notes, 8.2%, 9/15/07........... 14,000,000  13,160,000
     National Steel Corp. First Mortgage Notes,8.375%,8/01/06   7,500,000   7,312,500
     Ormet Corp. Senior Notes, 11%, 8/15/08^.................. 10,000,000   9,400,000
     Weirton Steel Corp. Senior Notes, 10.875%, 10/15/99^..... 10,000,000   9,900,000
-------------------------------------------------------------------------------------------------
                                                                          174,565,086

Miscellaneous Manufacturing - .97%
--------------------------------------------------------------------------------------------------
     Amtrol, Inc. Senior Sub. Notes, 10.625%, 12/31/06........  6,645,000   6,246,300
     Evenflo Company, Inc. Senior Notes, 11.75%, 8/15/06......  7,000,000   6,860,000
     Great Lakes Corp. Senior Sub. Notes, 11.25%, 8/15/08.....  7,000,000   6,790,000
--------------------------------------------------------------------------------------------------
                                                                           19,896,300

Office Equipment - .86%
---------------------------------------------------------------------------------------------------
     Dictaphone Corp. Senior Sub. Notes, 11.75%, 8/01/05...... 19,845,000  17,662,050

Paper/Forest Products - 7.78%
---------------------------------------------------------------------------------------------------
     Container Corp. Senior Notes, 11.25%, 5/01/04............ 10,500,000  10,815,000
     Florida Coast Paper Co. First Mortgage Nts.,12.75%,6/01/03 7,000,000   6,650,000
     Four M Corporation Senior Notes, Series B, 12%, 6/01/06..  1,500,000   1,425,000
     Gaylord Container Corp. Senior Notes, 9.75%, 6/15/07..... 19,000,000  15,437,500
     Gaylord Container Corp. Senior Notes, 9.375%, 6/15/07.... 15,000,000  12,000,000
     Gaylord Container Corp. Senior Sub. Nts., 9.875%,2/15/08^ 30,000,000  15,000,000
     Maxxam Group Holdings, Inc. Senior Notes, 12%, 8/01/03...  7,000,000   7,630,000
     Packaging Resources, Inc. Senior Notes, 11.625%, 5/01/03^  8,800,000   8,448,000
     Stone Container Corp. Senior Sub. Notes, 11.5%, 10/01/04  12,580,000  12,076,800
     Stone Container Corp. Senior Notes, 12.58%, 8/01/16^..... 43,100,000  42,022,500
     Stone Container Corp. Senior Sub. Notes, 12.25%, 4/01/02. 10,000,000   9,275,000
     Stone Container Corp. Senior Notes, 11.5%, 8/15/06^...... 20,000,000  18,200,000
     WTDIndustries Senior Sub. Notes, 8%, 6/30/05.............    340,900     204,540
---------------------------------------------------------------------------------------------------
                                                                          159,184,340

Publishing & Printing - .70%
--------------------------------------------------------------------------------------------------
     American Pad &Paper Senior Sub. Notes, 13%, 11/15/05..... 26,005,000  14,302,750

Real Estate - 2.78%
--------------------------------------------------------------------------------------------------
     Jamboree LLC Class A Senior SecuredNotes, 8.18%, 3/27/02.  5,136,000   4,930,560
     Jamboree LLC Class B Senior Sub. Notes,8.93%,3/27/02 PIK   1,340,000   1,286,400
     Olympia & York Maiden Lane Sec. Notes, 10.375%, 12/31/95~ 19,535,000  14,455,900
     Rockefeller Center Properties Conv. Deb., 0%, 12/31/00... 47,000,000  36,190,000
-----------------------------------------------------------------------------------------------------
                                                                           56,862,860

Recreation - 1.66%
-----------------------------------------------------------------------------------------------------
     Genmar Holdings, Inc. Senior Sub. Notes, 13.5%, 7/15/01.. 18,000,000  18,000,000
     Outboard Marine Corp. Debentures, 9.125%, 4/15/17^.......  9,750,000   8,580,000
     Outboard Marine Corp. Senior Notes, 10.75%, 6/01/08......  8,000,000   7,440,000
---------------------------------------------------------------------------------------------------
                                                                           34,020,000

Corporate Bonds-continued                                                Market Value
Name of Issuer                                                  Principal    (Note B)
-------------------------------------------------------------------------------------------------
Retail - .70%
--------------------------------------------------------------------------------------------------
     Bradlees, Inc. Senior Sub. Notes, 11%, 8/01/02~..........  2,000,000$     20,000
     Bradlees, Inc. Senior Sub. Notes, 9.25%, 3/01/03~........ 15,455,000     154,550
     Eyecare Centers of America,Inc.Sen.Nts., 9.125%, 10/01/03  5,000,000   4,200,000
     Eye Care Centers Sub. Ntes. FRN, 6mth.Libor +.398%,5/01/08 5,000,000   4,275,000
     Orion Stores Secured Notes, 12.75%, 10/01/98.............  4,591,816   4,591,816
     Town & Country Corp. Senior Sub. Notes, 13%, 5/31/98~....  7,434,949   1,115,242
-------------------------------------------------------------------------------------------------
                                                                           14,356,608

Retail Food Chains - 5.15%
-------------------------------------------------------------------------------------------------
     Advantica Restaurant Group Senior Notes, 11.25%, 1/15/08. 58,768,700  56,564,874
     American Restaurant Group Senior Notes, 11.5%, 2/15/03... 15,500,000  14,647,500
     FRD Acquisition Senior Notes, 12.5%, 7/15/04^............ 10,000,000   9,800,000
     Family Restaurants Senior Notes, 9.75%, 2/01/02.......... 18,000,000   9,900,000
     Planet Hollywood Senior Sub. Notes, 12%, 4/01/05......... 12,500,000   7,000,000
     Romacorp, Inc. Senior Notes, 12%, 7/01/06................  7,500,000   7,425,000
---------------------------------------------------------------------------------------------------
                                                                          105,337,374

Transportation - .21%
-------------------------------------------------------------------------------------------------
     Moran Transportation Co. Mortgage Notes, 11.75%, 7/15/04^  4,000,000   4,390,000

Miscellaneous - 1.88%
-----------------------------------------------------------------------------------------------
     Hines Horticulture Senior Sub. Notes, 11.75%, 10/15/05...  1,951,000   2,019,285
     Iron Mountain, Inc. Senior Sub. Notes, 10.125%, 10/01/06.  2,500,000   2,625,000
     Mosler, Inc. Senior Notes, 11%, 4/15/03.................. 10,340,000   8,272,000
     Precise Technology Sen. Sub. Notes, 11.125%, 6/15/07.....  7,500,000   7,275,000
     Specialty Equipment Senior Sub. Notes, 11.375%, 12/01/03. 14,620,000  15,460,650
     Tokheim Corporation Senior Sub. Notes, 11.5%, 8/01/06....  2,446,000   2,763,980
---------------------------------------------------------------------------------------------------
                                                                           38,415,915
--------------------------------------------------------------------------------------------------
     Total Corporate Bonds-85.43% (cost-$1,965,930,138)       1,748,414,648
---------------------------------------------------------------------------------------------------


Foreign Bonds-

Foreign Bonds - 4.90%
------------------------------------------------------------------------------------------------------
     Greycoat PLC Finsbury Circus, 12.50%, 4/01/02        GBP  10,000,000  14,615,000
     Argentina GlobalBonds, 9.75%, 9/19/27.................... 32,751,000  26,937,698
     Republic of Brazil Disc Ser Z-L,FRN,Libor +.8125%,4/15/24 38,000,000  22,063,750
     Republic of Korea Unsub., 8.875%, 4/15/08................ 35,000,000  30,121,000
     Venezuela Par, 6.75%, 3/31/20 ........................... 10,000,000   6,581,250
------------------------------------------------------------------------------------------------------
     Total Foreign Bonds-4.90% (cost-$112,291,697)                        100,318,698
------------------------------------------------------------------------------------------------------





                                                                Number ofMarket Value
Stocks -                                                       Shares    (Note B)
-------------------------------------------------------------------------------------------------------
Common Stock - 11.13%
     Advantica Restaurant Group+..............................  1,217,762   5,784,369
     Bankers Trust NY^........................................    350,000  20,650,000
     Chase Manhattan Corp.....................................    450,000  19,518,750

Common Stock-continued                                                   Market Value
                                                                Shares       (Note B)
--------------------------------------------------------------------------------------------------------
     Chubb Corp^...........................................     500,000$  31,500,000
     Citicorp..............................................     100,000     9,293,750
     Crompton &Knowles Corp................................      93,024     1,354,662
     Darling International, Inc.+..........................     745,530     2,609,355
     Gaylord Container Corp.+..............................   1,243,799     4,042,347
     Grand Union Co.+......................................     932,146     7,690,204
     International Airline Support Group+..................     224,540     1,305,139
     Jamboree Office REIT..................................      50,307     4,276,095
     JPSCapital+...........................................   1,038,823     5,453,821
     J P Morgan & Co.^.....................................     200,000    16,925,000
     Leucadia National Corp................................     242,608     7,111,447
     Little Switzerland, Inc.+.............................     273,659       889,392
     MAXXAM, Inc.+.........................................     200,000    10,925,000
     Marvel Entertainment Group+...........................     460,000        66,700
     NL Industries.........................................   1,000,000    19,375,000
     Specialty Equipment Co.+..............................     400,000     7,950,000
     StoneContainer Corp.+ ................................     259,740     2,240,257
     USLeather, Inc+.......................................     490,000     6,094,375
     WestPoint Stevens, Inc.+^.............................   1,270,000    38,735,000
----------------------------------------------------------------------------------------------------------
     Total Common Stocks-11.13%  (cost-$215,127,617).......               227,840,646

Preferred Stocks - .17%
----------------------------------------------------------------------------------------------------------
     American Restaurant Group, PIK 12%....................       3,500     3,500,000
----------------------------------------------------------------------------------------------------------
     Total Preferred Stocks-.17% (cost-$3,500,000).........                 3,500,000
-----------------------------------------------------------------------------------------------------------

Warrants and Units                                            Number of     Market
                                                                            Value
Name of Issuer..............................           Shares or Units    (Note B)
-----------------------------------------------------------------------------------------------------------
Warrants and Units - .08%+
-----------------------------------------------------------------------------------------------------------
     Cookies USA,Inc. Warrants.............................         630             1
     Federated Dept. Stores C Warrants.....................      10,000       122,500
     Federated Dept. Stores D Warrants.....................      25,000       312,500
     Homeland Holding Corp. Warrants.......................       6,687            66
     Wherehouse Entertainment A Warrants...................      81,164       969,910
     Wherehouse Entertainment B Warrants...................      14,091       109,093
     Wherehouse Entertainment C Warrants...................      14,091        95,297
------------------------------------------------------------------------------------------------------------
     Total Warrants and Units-.08%  (cost-$1,097,193)......                 1,609,367
------------------------------------------------------------------------------------------------------------
 ...........Total Investments-101.71%  (cost-$2,297,946,665)            $2,081,683,359
==============================================================================================================





--------------------------------------------------------------------------------
~ Non-income producing security due to default or bankruptcy filing
+     Non-income producing security
#     Represents a zero coupon bond that converts to a fixed rate at a designated future date.The date shown on the schedule of investments represents the maturity date of the security and not the date of coupon conversion.
^     Pledged to collateralize short-term borrowings (See Note F)
PIK   Payment in Kind

GBP   Principal denoted in British Pounds Sterling



Federal Tax Information:
At September 30, 1998, the aggregate cost of investment securities fo income tax purposes was $2,298,045,395. Net unrealized depreciation aggregated $216,362,036 of which $77,694,895 related to appreciated investment securities and $294,056,931 related to depreciated investment securities. The Form 1099 you receive in January 1999 will show the tax status of all distributions paid to your account in calendar 1998.

Capital Gains Distribution:
Pursuant to section 852 of the Internal Revenue Code, the fund hereby designates $36,664,245 as capital gain for its taxable year ended September 30, 1998.

Dividends Received Deductions for Corporations:
The fund has designated 7.145% of the distributions from net investment income as qualifying for dividends received deduction for corporations.

                               The accompanying notes are an integral part of the financial statements.
=========================================================================================================================

September 30, 1998
---------------------------------------------------------------------------------------------------------------------------
Assets
----------------------------------------------------------------------------------------------------------------------------

     Investments-at market value (cost $2,297,946,665)-Note B         $2,081,683,359
     Interest receivable                                                  58,313,795
     Receivable for securities sold                                          800,359
     Receivable for shares of beneficial interest sold                     3,744,199
     Receivable for dividends                                                725,000
----------------------------------------------------------------------------------------------------------------------------
                  Total Assets                                         2,145,266,712



 Liabilities
---------------------------------------------------------------------------------------------------------------------------
     Notes payable                                                        90,826,838
     Payable for shares of beneficial interest repurchased                 3,778,602
     Trustee fees payable-Note C                                           2,576,345
     Accrued expenses                                                      1,418,284
     IRAfees payable                                                          11,030
---------------------------------------------------------------------------------------------------------------------------
                  Total Liabilities                                       98,611,099
---------------------------------------------------------------------------------------------------------------------------
     Net Assets                                                       $2,046,655,613
============================================================================================================================
     Net Assets Consist of (Note B):
     Capital, at a $1.00 par value                                    $ 196,523,494
     Paid in surplus                                                   2,019,936,840
     Accumulated net investment income                                     9,892,802
     Accumulated net realized gain on investments                         36,565,505
     Net unrealized depreciation of investments                         (216,263,028)
---------------------------------------------------------------------------------------------------------------------------
     Net Assets, for 196,523,494 shares outstanding                   $2,046,655,613
===========================================================================================================================
     Net Asset Value, offering price and redemption
     price per share ($2,046,655,613/196,523,494 shares)                     $10.42
===========================================================================================================================


The accompanying notes are an integral part of the financial statements
September 30, 1998
-------------------------------------------------------------------------------------------------------------------------

Investment Income
-------------------------------------------------------------------------------------------------------------------------
Interest                                                           $198,114,280
     Dividends                                                            13,897,782
     Other Income                                                          5,724,029
---------------------------------------------------------------------------------------------------------------------------
         Total Income                                                    217,736,091



Expenses
----------------------------------------------------------------------------------------------------------------------------

     Trustee fees-Note C                                                 $11,565,681
     Interest-Note F                                                       2,004,261
     Administrative expenses and salaries                                    933,994
     Printing, postage and stationary                                        388,586
     Registration and filing fees                                            360,893
     Computer and related expenses                                           304,802
     Custodian fees                                                          135,389
     Legal fees                                                              119,324
     Auditing fees                                                            72,834
     Telephone                                                                72,330
     Other expenses                                                           32,951
     Insurance                                                                21,960
--------------------------------------------------------------------------------------------------------------------------
     Total Expenses                                                       16,013,005
--------------------------------------------------------------------------------------------------------------------------
     Net Investment Income                                               201,723,086
     Realized and Unrealized Gain (Loss) on Investments-Note B:
     Net realized gain from investment transactions                       37,473,557
     Change in unrealized appreciation/depreciation of  investments
         and assets and liabilities in foreign currencies              (339,027,495)
-------------------------------------------------------------------------------------------------------------------------
     Net Decrease in Net Assets Resulting from Operations              $(99,830,852)
=========================================================================================================================



 Year Ended September 30                                  1998            1997
--------------------------------------------------------------------------------------------------------------------------
Increase (Decrease) in Net Assets
From Operations:
   Net investment income                                $201,723,086      $138,186,031
   Net realized gain from investment transactions         37,473,557        13,597,710
--------------------------------------------------------------------------------------------------------------------------
   Change in unrealized appreciation of investments      (339,027,495)     118,703,536
-------------------------------------------------------------------------------------------------------------------------

        Net Increase (Decrease) in Net Assets Resulting
        from Operations                                  (99,830,852)     270,487,277


Distributions to Shareholders from Net Investment Income(191,510,245)    (140,252,504)
   ($.96 and $1.00 per share, respectively)

-------------------------------------------------------------------------------------------------------------------------


   From Net Trust Share Transactions-Note D              263,814,943       743,463,087
--------------------------------------------------------------------------------------------------------------------------


        Total Increase (Decrease) in Net Assets          (27,526,154)     873,697,860


--------------------------------------------------------------------------------------------------------------------------
   Beginning of Period                                 2,074,181,767    1,200,483,907
---------------------------------------------------------------------------------------------------------------------------


   End of Period (including undistributed net investment
   income of $9,892,802 and $861,454, respectively)   $2,046,655,613   $2,074,181,767
===========================================================================================================================

To the Shareholders and Trustees of
Northeast Investors Trust


     In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments owned, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Northeast Investors Trust (the fund) at September 30, 1998, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as financial statements) are the responsibility of the fund's management; our responsibility is to express an opinion on these financial highlights based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statments, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments owned at September 30, 1998 by correspondenc with the custodian, provide a reasonable basis for the opinion expressed above.



PricewaterhouseCoopers LLP
Boston, Massachusetts
November 5, 1998